                                 ING FUNDS TRUST
                          ING Classic Money Market Fund

                       Supplement dated September 3, 2004
                            to the Fixed Income Funds
                   Statement of Additional Information ("SAI")
                              Dated August 1, 2004


Effective immediately, the first sentence of the paragraph under the section entitled "Administration" on page 25 of the SAI is deleted and replaced with the following:

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for each Fund pursuant to an Administration Agreement.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 ING FUNDS TRUST
                              ING Money Market Fund
                        ING Lexington Money Market Trust

                       Supplement dated September 3, 2004
                            to the Fixed Income Funds
   Classes A, B, C & M Prospectus and Lexington Money Market Trust Prospectus
                              Dated August 1, 2004


On September 2, 2004, the Board of Trustees of ING Funds Trust approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Fund" (the "Reorganization"):

              DISAPPEARING FUND                    SURVIVING FUND
              -----------------                    --------------

            ING Money Market Fund           ING Classic Money Market Fund

      ING Lexington Money Market Trust

The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2005.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE